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                                                                   EXHIBIT 99.7



                         Report of Independent Auditors

The Partners
Valdosta C.I. Associates, L.P.

We have audited the accompanying balance sheet of Valdosta C.I. Associates, L.P., a Kansas limited partnership, as of December 31, 1994, and the related statements of operations, changes in partners' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Valdosta C.I. Associates, L.P. as of December 31, 1994, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


                                                     /s/ Ernst & Young L.L.P.


Kansas City, Missouri
September 9, 1997



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                         Valdosta C.I. Associates, L.P.

                                 Balance Sheet

                               December 31, 1994


ASSETS
Current assets:
   Cash                                               $   188,325
   Accounts receivable                                     31,602
   Prepaid expenses and other current assets               38,809
                                                      -----------
Total current assets                                      258,736

Property and equipment, net                             3,434,990
Intangible assets, net                                     44,334
Repair and replacement fund                               200,087
Other assets                                                1,200
                                                      -----------
Total assets                                          $ 3,939,347
                                                      ===========

LIABILITIES
Current liabilities:
   Accounts payable                                   $    25,783
   Due to affiliates                                       13,589
   Accrued interest                                       195,516
   Accrued expenses                                        87,400
   Current portion of long-term debt                       87,670
                                                      -----------
Total current liabilities                                 409,958

Long-term debt                                          3,677,780
                                                      -----------
Total liabilities                                       4,087,738

PARTNERS' DEFICIT                                        (148,391)
                                                      -----------
Total liabilities and partners' deficit               $ 3,939,347
                                                      ===========



See accompanying notes.




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                         Valdosta C.I. Associates, L.P.

                            Statement of Operations

                          Year ended December 31, 1994


REVENUES
   Hotel room revenues                                 $ 1,772,676
   Other hotel revenues                                     73,311
                                                       -----------
Total revenues                                           1,845,987
                                                       -----------

OPERATING COSTS AND EXPENSES
   Hotel room expenses                                     462,836
   Hotel room expenses - affiliate                          14,881
   Other hotel expenses                                     33,971
   Administrative and general                              164,060
   Management and accounting fees                           73,467
   Royalty fees                                             70,907
   Marketing expenses - affiliate                           24,950
   Other marketing expenses                                 99,248
   Property operations and maintenance                     228,151
   Property taxes and insurance                             36,275
   Depreciation and amortization                           385,275
                                                       -----------
Total operating expenses                                 1,594,021
                                                       -----------

Income from operations                                     251,966

OTHER INCOME (EXPENSE)
   Interest income                                          15,392
   Interest expense                                       (305,123)
                                                       -----------
Total other expense                                       (289,731)
                                                       -----------
Net loss                                               $   (37,765)
                                                       ===========

See accompanying notes



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                         Valdosta C.I. Associates, L.P.

                   Statement of Changes in Partners' Deficit


Balance, December 31, 1993              $ (41,406)
Distributions                             (69,220)
Net loss                                  (37,765)
                                        ---------
Balance, December 31, 1994              $(148,391)
                                        =========


See accompanying notes.



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                         Valdosta C.I. Associates, L.P.

                            Statement of Cash Flows

                          Year ended December 31, 1994


CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                      $ (37,765)
Adjustments to reconcile net loss to net cash provided
   by operating activities:
     Depreciation and amortization                              385,275
     Changes in operating assets and liabilities:
       Accounts receivable                                        8,314
       Prepaid expenses                                         (27,830)
       Accounts payable                                           8,827
       Due to affiliates                                          1,646
       Accrued expenses                                          26,788
                                                              ---------
Net cash provided by operating activities                       365,255
                                                              ---------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment                             (100,449)
Additions to repair and replacement fund                        (55,101)
                                                              ---------
Net cash used in investing activities                          (155,550)
                                                              ---------

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of long-term debt                                    (363,748)
Deferred loan costs                                             (44,261)
Distributions to partners                                       (69,220)
                                                              ---------
Net cash used in financing activities                          (477,229)
                                                              ---------

Net decrease in cash                                           (267,524)
Cash, beginning of year                                         455,849
                                                              ---------
Cash, end of year                                             $ 188,325
                                                              =========


For supplemental disclosures of cash flow information, see Note 4.

See accompanying notes.



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                         Valdosta C.I. Associates, L.P.

                   Notes to Financial Statements (continued)

                               December 31, 1994


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


ORGANIZATION

Valdosta C.I. Associates, L.P., a Kansas limited partnership, (the Partnership) was formed for the purpose of constructing, owning and operating a 121-room limited-service hotel, known as the "ClubHouse Inn," in Valdosta, Georgia. ClubHouse Properties, Inc., a wholly owned subsidiary of ClubHouse Hotels, Inc. (formerly known as ClubHouse Enterprises, Inc.) (CHI), is the managing general partner and owner of 0.5% of the Partnership. Partnership revenues are generated from hotel operations and related activities and are recognized when earned.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

DEPRECIATION AND AMORTIZATION

Depreciation and amortization are computed on the straight-line method over the following estimated useful lives:

Building and improvements                                          15 - 40 years
Furniture and equipment                                             7 - 10 years
Financing costs                                                     Term of loan
Franchise costs                                                Term of agreement
Organization costs                                                       5 years

ADVERTISING COSTS

Advertising costs are charged to operations when incurred. Advertising expense for the year ended December 31, 1994 was $77,424.


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                         Valdosta C.I. Associates, L.P.

                   Notes to Financial Statements (continued)

                               December 31, 1994


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES

No provision is included in these statements for income taxes since each partner is individually responsible for reporting their respective share of the Partnership net income or loss.

CASH

For purpose of the statements of cash flows, cash consists of cash on hand and demand deposits with financial institutions.

REPAIR AND REPLACEMENT FUND

Under the terms of the Partnership's management agreement, the Partnership is required to fund a reserve for repair and replacement of property and equipment. The agreement calls for the Partnership to place 3% of monthly gross revenues in this fund. Expenditures from this fund require the approval of CHI.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values of the Partnership's cash and repair and replacement reserves approximate fair value as of December 31, 1994. Using discounted cash flow analysis based upon current market rates for similar debt issues, the Partnership's carrying amount for its long-term debt approximates fair value.


2. PROPERTY AND EQUIPMENT

Property and equipment are recorded at cost and consist of the following:

Land                                                   $      703,256
Building and improvements                                   3,273,361
Furniture and equipment                                     1,388,128
                                                       --------------
Total cost                                                  5,364,745

Accumulated depreciation                                    1,929,755
                                                       --------------
Net property and equipment                             $    3,434,990
                                                       ==============


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                         Valdosta C.I. Associates, L.P.

                   Notes to Financial Statements (continued)


3. INTANGIBLE ASSETS

Intangible assets are recorded at cost and consist of the following:

Financing costs                                        $       44,261
Franchise costs                                                25,000
                                                       --------------
Total cost                                                     69,261

Accumulated amortization                                      (24,927)
                                                       --------------
Net intangible assets                                  $       44,334
                                                       ==============


4. LONG-TERM DEBT

On June 1, 1992, the Partnership's mortgage note was assigned by the Resolution Trust Corporation to the current lender. Effective July 1, 1992, the mortgage note was modified to reduce the interest rate to 8% and to extend the maturity date. In connection with the modification, quarterly payments of 25% of net cash flow, as defined, are applied to interest accrued during the period from July 1, 1992 to February 28, 1993. At December 31, 1994, such accrued interest amounted to $195,515. Monthly principal and interest payments of $32,811 are payable through and including March 1, 2000, at which time all outstanding amounts due under the note become due and payable in full. The mortgage note is collateralized by substantially all of the Partnership's property and equipment.

Cash paid for interest in 1994 was $305,123.

Principal maturities for long-term debt are as follows:

      YEAR ENDING DECEMBER 31
      -----------------------
           1995                               $       87,670
           1996                                      103,240
           1997                                      111,809
           1998                                      121,089
           1999                                      131,139
           Thereafter                              3,210,503
                                              --------------
           Total                              $    3,765,450
                                              ==============


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                         Valdosta C.I. Associates, L.P.

                   Notes to Financial Statements (continued)


5. RELATED PARTY TRANSACTIONS

There is a management agreement with ClubHouse Inns of America, Inc. (CIA), an affiliate of one of the general partners and a wholly owned subsidiary of CHI, to manage the Partnership's hotel and to provide accounting services.

In addition, the Partnership is obligated under a franchise agreement with CIA to pay franchise and marketing fees along with its share of the costs of the ClubHouse Inn's central reservation system. The Partnership may purchase goods at cost through CIA's centralized purchasing service.





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